SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 15, 2005

                        Commission File Number: 000-50146

                        Tornado Gold International Corp.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


Nevada                                                              94-3409645
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(State of incorporation or organization)    (I.R.S. Employer Identification No.)



8600 Technology Way, Suite 118, Reno NV                                  89521
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(Address of principal executive offices)                             (Zip Code)


                                  775-852-3770
                                  ------------
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act(17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act(17 CFR 240.13e-4(c))




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ITEM 8.01 Other Events

Reference is made to the Registrant's press release dated November15, 2005.

Index to Exhibits
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99.1     Press Release dated November 15, 2005.









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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        Tornado Gold International Corp.


November 15, 2005                   By: /s/ Earl W. Abbott
                                        -----------------------------------
                                        Earl W. Abbott, President and
                                        Chief Executive Officer